EXHIBIT 19


                               POWER OF ATTORNEY

The undersigned Director of Monument Series Fund, Inc. (the "Company") hereby appoints David A. Kugler, Director, President and Treasurer of the Company, his true and lawful attorney-in-fact with authority to execute in the name of such Director on behalf of the Company and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Company any and all regulatory materials necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.


                               (Signature)  /s/FRANCINE F. CARB
                                            ---------------------------
                               (Print name) Francine F. Carb
                                            ---------------------------


Date:  October 27, 1997

                               POWER OF ATTORNEY

The undersigned Director of Monument Series Fund, Inc. (the "Company") hereby appoints David A. Kugler, Director, President and Treasurer of the Company, his true and lawful attorney-in-fact with authority to execute in the name of such Director on behalf of the Company and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Company any and all regulatory materials necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.


                               (Signature)  /s/VICTOR DATES
                                            ---------------------------

                               (Print name) Victor Dates
                                            ---------------------------


Date:  October 27, 1997

                               POWER OF ATTORNEY

The undersigned Director of Monument Series Fund, Inc. (the "Company") hereby appoints David A. Kugler, Director, President and Treasurer of the Company, his true and lawful attorney-in-fact with authority to execute in the name of such Director on behalf of the Company and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Company any and all regulatory materials necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.


                               (Signature)  /s/GEORGE DEBAKEY
                                            ---------------------------

                               (Print name) George DeBakey
                                            ---------------------------


Date:  October 27, 1997

                               POWER OF ATTORNEY

The undersigned Director of Monument Series Fund, Inc. (the "Company") hereby appoints David A. Kugler, Director, President and Treasurer of the Company, his true and lawful attorney-in-fact with authority to execute in the name of such Director on behalf of the Company and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Company any and all regulatory materials necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.


                               (Signature)  /s/HERBERT KLEIN III
                                            ---------------------------

                               (Print name) Herbert Klein III
                                            ---------------------------


Date:  October 27, 1997

                               POWER OF ATTORNEY

The undersigned Director of Monument Series Fund, Inc. (the "Company") hereby appoints David A. Kugler, Director, President and Treasurer of the Company, his true and lawful attorney-in-fact with authority to execute in the name of such Director on behalf of the Company and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Company any and all regulatory materials necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.


                               (Signature)  /s/G. FREDERIC WHITE III
                                            ---------------------------

                               (Print name) G. Frederic White III
                                            ---------------------------


Date:  October 27, 1997

                               POWER OF ATTORNEY

The undersigned Director of Monument Series Fund, Inc. (the "Company") hereby appoints David A. Kugler, Director, President and Treasurer of the Company, his true and lawful attorney-in-fact with authority to execute in the name of such Director on behalf of the Company and to file with the U.S. Securities & Exchange Commission, Commodity Futures Trading Commission or any other federal or state regulatory body ("Regulatory Agency"), on behalf of the Company any and all regulatory materials necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any other rules, regulations and requirements of such Regulatory Agency. The powers of the aforesaid attorney-in-fact are hereby expressly limited to the execution and filing of such documents with the appropriate Regulatory Agency.


                               (Signature)  /s/RHONDA WILES-ROBERSON
                                            ---------------------------

                               (Print name) Rhonda Wiles-Roberson
                                            ---------------------------


Date:  October 27, 1997